Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
Citigroup Global Markets Inc.
(together, the “Specified Parties”)

Re: Mercedes-Benz Auto Receivables Trust 2016-1, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a portfolio of motor vehicle receivables which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity

Mercedes-Benz Auto Receivables Trust 2016-1, Asset-Backed Notes
August 16, 2016

•	The term “Receivables” means motor vehicle installment sales contracts and installment loans purchased by the Company from dealers in connection with the sale of new and pre-owned Mercedes-Benz and smart automobiles or originated by the Company in connection with the purchase by lessees of leased Mercedes-Benz and smart automobiles.

•	The term “Data File” means an electronic data file provided by the Company on July 21, 2016, containing certain information related to 62,671 Receivables as of June 30, 2016.

•	The term “Sample Receivables” means a sample of 100 Receivables that we selected randomly from the Data File based on a Company-determined sample size. A listing of the Sample Receivables is attached hereto as Exhibit A.

•	The term “Retail Installment Sales Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes information such as the Origination Date, Original Principal Balance, Interest Rate, Monthly Payment Amount, Number of Scheduled Payments, Vehicle Age Classification (Model Year), Obligor State, Vehicle Identification Number (“VIN”), First Payment Date, New/Used, Loan Type (Simple Interest), and the Truth-in-Lending Disclosure Statement. We make no representation regarding the execution of the Retail Installment Sales Contract by the Obligor.

•	The term “ALFA” means the Company’s receivable portfolio management system used to track and account for its automobile receivables.

•	The term “ACE” means Automated Credit Evaluation, which is the Company’s system used to track credit scores related to its automobile receivables.

•	The term “Certificate of Title” means the original, photocopy, or facsimile of the motor vehicle title, provided to us by the Company, which included information such as the Vehicle Identification Number, Vehicle Make, and Vehicle Model Year, as issued by the state of origin. We make no representation regarding the validity or accuracy of these documents.

•	The term “Receivable File” means any file containing some or all of the following documents provided to us by the Company: Retail Installment Sales Contract, Certificate of Title, Application for Certificate of Title, Electronic Title, Credit Application, Modification Letter, First Class Appearance Protection Service Contract and Application and screenshots contained within ALFA, and/or ACE. The Receivable File, furnished to us by the Company, was represented by the Company to be either the original Receivable File, a copy of the original Receivable File, and/or electronic records contained within ALFA and/or ACE. We make no representation regarding the validity or accuracy of these documents.

The Company is responsible for the Data File.

At the request of the Specified Parties, we performed the following procedures with respect to the Sample Receivables. For each Sample Receivable, we compared information contained in the Data File to information contained in the Receivable File for the attributes listed below.

The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from Data File to the documents or other information contained in the Receivable File for each of the attributes identified constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was compared.

Mercedes-Benz Auto Receivables Trust 2016-1, Asset-Backed Notes
August 16, 2016

Attributes	Receivable File documents
Customer Account Number	ALFA
Origination Date	Retail Installment Sales Contract
Original Principal Balance	Retail Installment Sales Contract
Interest Rate	Retail Installment Sales Contract
Monthly Payment Amount	Retail Installment Sales Contract, ALFA
Original Maturity Date	ALFA
Current Maturity Date	ALFA
Number of Scheduled Payments	Retail Installment Sales Contract
Vehicle Age Classification (Model Year)	Retail Installment Sales Contract
Obligor State	ALFA
Vehicle Identification Number (“VIN”)	Retail Installment Sales Contract
First Payment Date	Retail Installment Sales Contract, Modification Letter, and instructions provided by the Company described below
Recomputed Next Payment Due Date	ALFA and instructions provided by the Company described below
Current Principal Balance	ALFA
FICO Score	ACE and instructions provided by the Company described below
New/Used
Retail Installment Sales Contract, Modification Letter, Credit Application, Application  for Certificate of Title, First Class Appearance Protection Service Contract and Application, and instructions provided by the Company described below

Loan Type (Simple Interest)	Retail Installment Sales Contract
Sold Code Indicator	ALFA and instructions provided by the Company described below
Recovery Indicator	ALFA and instructions provided by the Company described below
Presence of Credit Application	ACE and instructions provided by the Company described below
Presence of Certificate of Title	Certificate of Title, Application for Certificate of Title, Electronic Title, and instructions provided by the Company described below

Mercedes-Benz Auto Receivables Trust 2016-1, Asset-Backed Notes
August 16, 2016

Attributes	Receivable File documents
Lien Holder Name	Certificate of Title, Application for Certificate of Title, Electronic Title, and instructions provided by the Company described below
Presence of Truth-in-Lending Disclosure Statement	Retail Installment Sales Contract

For purposes of comparing First Payment Date, the First Payment Date of Sample Receivables #13 and #29 per the Data File did not agree to the Receivable File documents. The Company informed us that the Company adjusted the First Payment Date so there were no more than 45 days between the date the Retail Installment Sales Contract was signed by the borrower (the “Signed Date”) and the First Payment Date (the “Calendar Days”), and there were no more than 15 odd numbered days between the Signed Date and one month prior to the First Payment Date (the “Odd Days”), per the Company’s policy. We were informed by the Company that a modification letter was sent to the borrower, but it was not imaged.  We were instructed by the Company to recompute the Calendar Days and the Odd Days for these Sample Receivables and consider the First Payment Date in the Data File to be correct if the recomputed Calendar Days and the recomputed Odd Days were in agreement with the Company’s policy. Such recomputations were in agreement with the Company’s policy.  As such, these were not considered exceptions.

For purposes of comparing Next Payment Due Date, we were instructed by the Company to recompute the Next Payment Due Date (the “Recomputed Next Payment Due Date”) as of June 30, 2016 by adding the most recent “Loan Repayment” date in ALFA on or before June 30, 2016 to the product of (i) the “Delinquency Amount” as of the most recent date on or before June 30, 2016 in ALFA divided by (ii) the Monthly Payment Amount per the Data File. We compared the Recomputed Next Payment Due Date to the corresponding information appearing on the Data File.

For purposes of comparing FICO Score, we were instructed by the Company to compare the greater FICO Score (between the primary buyer and co-buyer) per ACE to the corresponding information on the Data File when the corresponding Retail Installment Sales Contract had a co-buyer listed and the “Bureau Code” field on the Data File was “RSK.”  If the corresponding Retail Installment Sales Contract had a co-buyer listed and the “Bureau Code” field on the Data File was not “RSK,” we were instructed by the Company to compare the primary buyer’s FICO Score per ACE to the corresponding information on the Data File. If the Retail Installment Sales Contract had a co-buyer listed and the primary buyer’s FICO Score per ACE was “NA,” we were instructed by the Company to utilize the FICO Score of the co-buyer.

For purposes of comparing New/Used, New/Used for Sample Receivable #39 per the Data File did not agree to the information contained in the Retail Installment Sales Contract.  The vehicle was classified as “Used” in the Data File but classified as “New” in the Retail Installment Sales Contract. The Company informed us that the vehicle was classified incorrectly on the Retail Installment Sales Contract. We were further informed by the Company that a modification to the New/Used information was made, however the modification letter was not imaged. As such, we were instructed by the Company to compare the “New/Used” information in the Data File to the corresponding information on the Credit Application.  This was not considered an exception.

For purposes of comparing New/Used, New/Used for Sample Receivable #52 per the Data File did not agree to the information contained in the Retail Installment Sales Contract. The vehicle was classified

Mercedes-Benz Auto Receivables Trust 2016-1, Asset-Backed Notes
August 16, 2016

as “Used” in the Data File but classified as “New” in the Retail Installment Sales Contract. The Company informed us that the vehicle was classified incorrectly on the Retail Installment Sales Contract.  As such, we were instructed by the Company to compare the “New/Used” information in the Data File to the odometer reading of 29,293 miles on the Application for Certificate of Title. This was not considered an exception.

For purposes of comparing New/Used, New/Used for Sample Receivable #100 per the Data File did not agree to the information contained in the Retail Installment Sales Contract. The vehicle was classified as “Used” in the Data File but in the Retail Installment Sales Contract neither “New” nor “Used” was marked. The Company informed us that the vehicle was classified correctly in ALFA as “Used.” We were further informed by the Company that a modification to the New/Used information was made, however the modification letter was not imaged. As such, we were instructed by the Company to compare the “New/Used” information in the Data File to the First Class Appearance Protection Service Contract and Application document.  This was not considered an exception.

For purposes of comparing Sold Code Indicator, we were instructed by the Company to consider the Sold Code Indicator information in the Data File to be in agreement with the information in ALFA if the “Securitization Pool Number” field in the “Miscellaneous” screenshot in ALFA was not populated (i.e., blank).

For purposes of comparing Recovery Indicator, we were instructed by the Company to consider the Recovery Indicator in the Data File to be in agreement with the information in ALFA if the status of the Sample Receivable was listed as “live” in ALFA as of June 30, 2016.

For purposes of comparing Presence of Credit Application, we were instructed by the Company to compare the “Application ID” field in ACE to the “Application ID” field in the Data File. The Company informed us that the presence of an “Application ID” field in ACE served as confirmation that a Credit Application was received by the Company.

For purposes of comparing Lien Holder Name, we were instructed by the Company to observe that the Company’s name appeared in the Lienholder or Secured Party section of the Certificate of Title, the Application for Certificate of Title, or the Electronic Title. The Company informed us that the names listed in Exhibit B attached hereto were acceptable Lien Holder Names for the Company.

The information regarding the Sample Receivables was found to be in agreement with the respective information in the Receivable File, except as noted in Exhibit C attached hereto.

We were not engaged to, and did not, conduct an audit, examination or review, the objective of which would be the expression of an opinion or conclusion on the Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File or provided by the Company and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables (ii) the reliability or accuracy of the Data File, the Receivable Files, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the

Mercedes-Benz Auto Receivables Trust 2016-1, Asset-Backed Notes
August 16, 2016

origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Mercedes-Benz Financial Services USA LLC and Citigroup Global Markets Inc.  It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

August 16, 2016

Exhibit A
The Sample Receivables
Sample Receivable Number	Receivable Number (*)	Sample Receivable Number	Receivable Number (*)	Sample Receivable Number	Receivable Number (*)
1	162	35	19042	69	43128
2	279	36	20263	70	43967
3	519	37	20808	71	44547
4	1592	38	21592	72	44809
5	1604	39	21784	73	44835
6	1795	40	22287	74	45151
7	1903	41	22411	75	45481
8	3071	42	24039	76	45898
9	3830	43	24066	77	46536
10	4026	44	24829	78	46571
11	4260	45	25375	79	47145
12	4908	46	26344	80	48807
13	5464	47	27017	81	50476
14	7019	48	27058	82	50734
15	8703	49	27295	83	51829
16	9039	50	27834	84	53084
17	9129	51	27919	85	53109
18	9437	52	29057	86	53397
19	9445	53	30691	87	53947
20	9636	54	33247	88	54088
21	10016	55	33704	89	54090
22	10077	56	33801	90	55172
23	11430	57	34055	91	55340
24	12096	58	34412	92	55476
25	12351	59	34901	93	55569
26	12510	60	35279	94	58672
27	12781	61	35455	95	59118
28	13383	62	38163	96	59963
29	14270	63	38230	97	60277
30	15259	64	38620	98	60286
31	15563	65	40452	99	61017
32	16346	66	40763	100	61562
33	16849	67	41035
34	17384	68	42467

(*)	The Company has assigned a unique Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Lien Holder Names

DAIMLER TITLE CO
DAIMLER TRUST
MERCEDED BENZ FINANCIAL SERVICES
MERCEDES BENZ FINSERVUSALLC
MERCEDES BENZ FIN S USA LLC
MERCEDES BENZ FIN SERV USA LLC
MERCEDES BENZ FINANCIAL
MERCEDES BENZ FINANCIAL SERV USA LLC
MERCEDES BENZ FINANCIAL SERVICES US
MERCEDES BENZ FINANCIAL SERVICES USA
MERCEDES BENZ FINANCIAL SERVICES USA LLC
MERCEDES BENZ FINSERVUSALLC
MERCEDES-BENZ FIN SERV USA LLC
MERCEDESBENZ FIN SERV US
MERCEDES-BENZ FIN SERV USA L
MERCEDES-BENZ FIN SERV USA LLC
MERCEDESBENZ FIN SVC USA LLC
MERCEDES-BENZ FINANCIAL SERV US
MERCEDES-BENZ FINANCIAL SERV USA
MERCEDES-BENZ FINANCIAL SERV USA LLC
MERCEDES-BENZ FINANCIAL SERVIC
MERCEDES-BENZ FINANCIAL SERVICE
MERCEDES-BENZ FINANCIAL SERVICES
MERCEDES-BENZ FINANCIAL SERVICES LLC
MERCEDES-BENZ FINANCIAL SERVICES US
MERCEDESBENZ FINANCIAL SERVICES USA
MERCEDES-BENZ FINANCIAL SERVICES USA LLC
MERCEDES-BENZ FINSERV USA LLC
MERCEDES-BENZ FINSERVIUSALLC
MERCEDES-BENZ FINSERVUSA LLC
MERCEDESBENZ FINSERVUSALLC
MERCEDES-BENZ FINSERVUSALLC

Exhibit C
Exceptions

Sample Receivable Number	Receivable Number(*)	Attribute	Per Data File	Per Receivable File
43	24066	Contract Date	05/06/2014	05/07/2014
44	24829	First Payment Date	01/04/2015	01/14/2015

(*)	The Company has assigned a unique Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.